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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           PACIFIC SCIENTIFIC COMPANY
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                (Name of Registrant as Specified In Its Charter)

                            KOLLMORGEN CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                           Contacts:  Roy Winnick or Mark Semer
                                                      Kekst and Company
                                                      212-521-4842 or 4802


            KOLLMORGEN MAILS DEFINITIVE PROXY STATEMENT TO ITS
                SHAREHOLDERS FOR SPECIAL MEETING RELATING TO
                BUSINESS COMBINATION WITH PACIFIC SCIENTIFIC


WALTHAM, Mass., December 29, 1997--Kollmorgen Corporation (NYSE: KOL), of Waltham, Mass., announced today that it has mailed to its shareholders a definitive proxy statement seeking proxies to vote in favor of the issuance of Kollmorgen common stock in connection with its proposed business combination with Pacific Scientific Company (NYSE: PSX). The proxies are to be used at a special meeting of Kollmorgen's shareholders to be held on Wednesday, January 28, 1998 at 10:00 a.m. at BankBoston, N.A., 100 Federal Street, Boston, Massachusetts, and at any adjournments or postponements thereof.

The approval by Kollmorgen's shareholders of the Issuance of Kollmorgen common shares in the proposed merger is a condition to Kollmorgen's pending tender offer for a majority of Pacific Scientific's outstanding common stock.

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